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                                                                      EXHIBIT 23




                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Anadarko Petroleum Corporation:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.




KPMG Peat Marwick LLP

Houston, Texas
July 8, 1997